                               State of New York

                              BANKING DEPARTMENT

I, ROBERT H. McCORMICK, Deputy Superintendent of Banks of the State of New York,

DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of the Organization Certificate of IBJ SCHRODER BANK & TRUST COMPANY under Section

8005 of the Banking Law" DATED APRIL 2, 1929, providing for a change of name from: "IBJ SCHRODER BANK & TRUST COMPANY"

to: "IBJ WHITEHALL BANK & TRUST COMPANY"



                                        IN WITNESS WHEREOF, I have hereunto
                                        set my hand and affixed the official
                                        seal of the Banking Department at
                                        New York, New York, this
                                        4TH day of JANUARY 1999.


                                        /s/ ROBERT H. McCORMICK
                                        -------------------------------
                                        ROBERT H. McCORMICK
                                        Deputy Superintendent of Banks

                  CERTIFICATE OF AMENDMENT OF THE ORGANIZATION
               CERTIFICATE OF IBJ SCHRODER BANK & TRUST COMPANY
                     UNDER SECTION 8005 OF THE BANKING LAW


        We, the undersigned, Dennis G. Buchert, President and Chief Executive Officer, and Jean Zimmerman, Secretary of IBJ Schroder Bank & Trust Company, do hereby certify:

        1. The name of the corporation is IBJ Schroder Bank & Trust Company (the "Bank"). The name under which the corporation was originally formed was J. Henry Schroder Trust Company.

        2. The Organization Certificate of the corporation was filed by the Superintendent of Banks of the State of New York on April 2, 1929.

        3. Paragraph "First" of the Organization Certificate, as amended, which now provides that the name of the Trust Company is IBJ Schroder Bank & Trust Company, is hereby further amended, effective January 1, 1999, to read as follows:

                      "First. The name of the Trust Company is IBJ Whitehall Bank & Trust Company."

        IN WITNESS WHEREOF, we have signed and verified this Certificate as of this 17th day of December 1998.



                                /s/ Dennis G. Buchert
                                -------------------------------------
                                Dennis G. Buchert
                                President and Chief Executive Officer


                                /s/ Jean Zimmerman
                                -------------------------------------
                                Jean Zimmerman
                                Secretary



Sworn to before me this
17th day of December 1998.

/s/ Aileen V. Burnes
----------------------------
       Notary Public

Aileen V. Burnes
Notary Public, State of New York
No. 60-4969531
Qualified in Westchester County
Commission Expires July 16, 2000

                                                                       EXHIBIT 1

                               State of New York,

                               Banking Department

I, Robert H. McCormick, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of the Organization Certificate of IBJ SCHRODER BANK & TRUST COMPANY under Section 8005 of the Banking Law" dated June 14, 1995, providing for a decrease of capital stock from $97,361,400.00 consisting of 169,443 shares with a par value of $100.00 each designated as Voting Common Stock, 304,171 shares with a par value of $100.00 each designated as Non-voting Common Stock and 500,000 shares with a par value of $100.00 each designated as Series A Non-cumulative Perpetual Preferred Stock to $35,538,000.00 consisting of 169,443 shares with a par value of $100.00 each designated as Voting Common Stock and 185,937 shares with par value of $100.00 each designated as Non-voting Common Stock.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Banking Department at New York, New York, this 21th day of June in the Year of our Lord one thousand nine hundred and ninety-five


                                        /s/ Robert H. McCormick
                                        -------------------------------
[SEAL]                                  Deputy Superintendent of Banks.

                  CERTIFICATE OF AMENDMENT OF THE ORGANIZATION
                CERTIFICATE OF IBJ SCHRODER BANK & TRUST COMPANY
                     UNDER SECTION 8005 OF THE BANKING LAW

            We, the undersigned, Donald H. McCree, Jr., President and Chief Executive Officer, and Jean Zimmerman, Secretary of IBJ Schroder Bank & Trust Company, do hereby certify:

            1. The name of the corporation is IBJ Schroder Bank & Trust Company (the "Trust Company"). The name under which the corporation was originally formed was J. Henry Schroder Trust Company.

            2. The Organization Certificate of the corporation was filed by the Superintendent of Banks of the State of New York on April 2, 1929.

            3. Paragraph "Third" of the Organization Certificate, as amended, which now provides:

            "Third. The amount of capital stock of the Trust Company is Ninety-Seven Million Three Hundred Sixty-One Thousand Four Hundred Dollars ($97,361,400) divided into one hundred sixty-nine thousand four hundred forty-three (169,443) shares of the par value of One Hundred Dollars ($100) each of voting Common Stock ("Voting Common Stock"), three hundred four thousand one hundred seventy-one (304,171) shares of the par value of One Hundred Dollars ($100) each of Non-voting Common Stock ("Non-voting Common Stock"), and five hundred thousand (500,000) shares of the par value of One Hundred Dollars ($100) each of Series A Non-cumulative Perpetual Preferred Stock ("Series A Preferred Stock").

            The following is a statement of the designation and powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect to the Series A Preferred Stock:

                          I. SERIES A PREFERRED STOCK.

            1. Dividends. (a) The holders of Series A Preferred Stock shall be entitled to receive preferential dividends when, as and if declared by the Trust Company's Board of Directors.

                  (b) When  declared  by the  Board of  Directors  of the  Trust
            Company, dividends on the Series A Preferred Stock shall be payable annually on March 1 of each year (the "Dividend Payment Date"). Dividends shall be paid by mailing the Trust Company's good check in the proper amount to each holder of record of Series A Preferred Stock at such holder's address as it appears on the Trust Company's stock register at least five (5) days prior to the due date of each dividend or otherwise transferring funds so as to be received by such holder on the due date of such dividend.

                  (c) Dividends on each share of Series A Preferred  Stock shall be calculated at the rate and in the manner prescribed herein from and including the date of issuance of such share of Series A Preferred Stock. Dividends shall be calculated as of each Dividend Payment Date on each share of Series A Preferred Stock then outstanding at the rate per annum (computed on the basis of a 360-day year and counting actual days elapsed) equal to the average of the LIBO Rate on the two Reference Dates immediately preceding the Dividend Payment Date. To the extent not declared on or before a Dividend Payment Date, all dividends accrued on each share of Series A Preferred Stock outstanding during the period from and including the preceding Dividend Payment Date (or from and including the original date of issuance of such share in the case of the initial
            Dividend Payment Date after the date of issuance) shall not cumulate, and may not thereafter be declared or paid.

                  (d) As used herein,  "LIBO Rate" means the offered rate quoted by the Trust Company to leading banks in the London interbank Eurocurrency market for six-month deposits in United States Dollars, in an amount equal to the aggregate par value of the Series A Preferred Stock then outstanding, at 11:00 A.M. (London time) on a Reference Date; and "Reference Date" means, with respect to any Dividend Payment Date, (i) the last business day of the month of August occurring six months before such Dividend Payment Date, and
            (ii) the last business day of the month of February occurring 12 months before such Dividend Payment Date.

                  (e) Payments of dividends declared on Series A Preferred Stock
            shall  be   distributed  in  equal  amounts  with  respect  to  each
            outstanding share of Series A Preferred Stock.

                  (f) So long as any Series A  Preferred  Stock is  outstanding, during any year ending on March 1 no dividend or distribution shall be declared, paid or made on, and there shall be no purchase or redemption of, any Voting Common Stock, Non-voting Common Stock or other shares of capital stock of any class or series junior to the Series A Preferred Stock with respect to dividends, unless on and as of the date of such declaration, payment, distribution, repurchase or redemption the full amount of dividends accrued for such year on all outstanding shares of Series A Preferred Stock has been declared and paid.

                  2. Rights on  Liquidation.  In the event of any  voluntary  or involuntary liquidation, dissolution or winding up of the Trust Company, the assets of the Trust Company available for distribution to stockholders shall be distributed and applied in the following order of priority:

                  (a) First,  the holders of Series A  Preferred  Stock shall be entitled to receive payment of an amount in cash (the "Preferred Liquidation Preference") equal to the sum of (i) $100 per share of Series A Preferred Stock, plus (ii) the amount of all declared and unpaid dividends thereon. The holders of series A Preferred Stock, as such, shall not be entitled to any further payment.

                  (b) Second,  if the assets of the Trust Company  available for distribution to stockholders exceed the aggregate amount of the Preferred Liquidation Preference, then, after the payments required by paragraph (a) above shall have been paid (or irrevocably set aside) in full, the remainder of such assets shall be distributed to the holders of Voting Common Stock and Non-voting Common Stock so that an equal amount shall be paid with respect to each outstanding share thereof.

                  3. Voting  Rights.  Except as  otherwise  required by law, the shares of Series A Preferred Stock shall have no voting rights.

is hereby amended to read as follows:

            "Third. The amount of capital stock of the Trust Company is Thirty-Five Million Five Hundred and Thirty-Eight Thousand Dollars ($35,538,000) divided into one hundred sixty-nine thousand four hundred forty-three (169,443) shares of the par value of One Hundred Dollars ($100) each of voting Common Stock ("Voting Common Stock") and one hundred eighty-five thousand nine hundred and thirty-seven (185,937) shares of the par value of One Hundred Dollars ($100) each of Non-Voting Common Stock ("Non-Voting Common Stock").

            4. The foregoing amendment was approved by the Board of Directors of the Trust Company at a meeting duly called and held on November 7, 1994 and by the unanimous written consent of the stockholders of the Trust Company pursuant to Section 6015 of the Banking Law.

            IN WITNESS WHEREOF, we have signed and verified this Certificate this 14th day of June, 1995.


                                        /s/ Donald H. McCree, Jr.
                                        --------------------------
                                          Donald H. McCree, Jr.
                                           President and Chief
                                            Executive Officer


                                        /s/ Jean Zimmerman
                                        --------------------------
                                             Jean Zimmerman
                                               Secretary

Sworn to before me this 14th day of June, 1995.


/s/ Linda R. Gannattasio
------------------------
Notary Public

        LINDA R. GANNATTASIO
  NOTARY PUBLIC, State of New York
            No. 4794201
     Qualified in Nassau County
Certificate filed in New York County
    Commission Expires 10/31/95

                               State of New York,

                               Banking Department

      I, CARMINE M. TENGA, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "CERTIFICATE OF
AMENDMENT OF THE ORGANIZATION CERTIFICATE OF IBJ SCHRODER BANK & TRUST COMPANY Under Section 8005 of the Banking Law" dated June 30, 1993, providing for an increase of capital stock from $47,361,400, consisting of 169,443 shares with a par value of $100.00 each designated as Voting Common Stock and 304,171 shares with a par value of $100.00 each designated as Non-voting Common Stock to $97,361,400 consisting of 169,443 shares with a par value of $100.00 each designated as Voting Common Stock, 304,171 shares with a par value of $100.00 each designated as Non-voting Common Stock and 500,000 shares with a par value of $100.00 each designated as Series A Non-cumulative Perpetual Preferred Stock.

Witness, my hand and official seal of the Banking Department at the City of New York, this 30th day of June in the Year of our Lord one thousand nine hundred and ninety-three

                                        /s/ Carmine M. Tenga
                                        -------------------------------
                                        Deputy Superintendent of Banks.

                  CERTIFICATE OF AMENDMENT OF THE ORGANIZATION
                CERTIFICATE OF IBJ SCHRODER BANK & TRUST COMPANY
                      UNDER SECTION 8005 OF THE BANKING LAW

            We, the undersigned, Donald H. McCree, Jr., President and Chief Executive Officer, and Jean Zimmerman, Secretary of IBJ Schroder Bank & Trust Company, do hereby certify:

            1. The name of the corporation is IBJ Schroder Bank & Trust Company (the "Trust Company"). The name under which the corporation was originally formed was J. Henry Schroder Trust Company.

            2. The Organization Certificate of the corporation was filed by the Superintendent of Banks of the State of New York on April 2, 1929.

            3. Paragraph "Third" of the Organization Certificate, as amended, which now provides:

            "Third. The amount of capital stock of the Trust Company is Forty-Seven Million Three Hundred Sixty-One Thousand Four Hundred Dollars ($47,361,400) divided into one hundred sixty-nine thousand four hundred forty-three (169,443) shares of the par value of One Hundred Dollars ($100) each of voting Common Stock, and (304,171) shares of the par value of One Hundred Dollars ($100) each of Non-voting Common Stock."

is hereby amended to read as follows:

            "Third. The amount of capital stock of the Trust Company is Ninety-Seven Million Three Hundred Sixty-One Thousand Four Hundred Dollars ($97,361,400) divided into one hundred sixty-nine thousand four hundred forty-three (169,443) shares of the par value of One Hundred Dollars ($100) each of voting Common Stock ("Voting Common Stock"), three hundred four thousand one hundred seventy-one (304,171) shares of the par value of One Hundred Dollars ($l00) each of Non-voting Common Stock ("Non-voting Common Stock"), and five hundred thousand (500,000) shares of the par value of One Hundred Dollars ($100) each of Series A Non-cumulative Perpetual Preferred Stock ("Series A Preferred Stock").

                        The  following  is a statement of the  designations  and
            powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of the Series A Preferred Stock:

                          I. SERIES A PREFERRED STOCK.

                        1. Dividends. (a) The holders of Series A Preferred
            Stock shall be entitled to receive preferential dividends when, as and it declared by the Trust Company's Board of Directors.

                        (b) When declared by the Board of Directors of the Trust
            Company, dividends on the Series A Preferred Stock shall be payable annually on March 1 of each year (the "Dividend Payment Date"). Dividends shall be paid by mailing the Trust Company's good check in the proper amount to each holder of record of Series A Preferred Stock at such holder's address as it appears on the Trust Company's stock register at least five (5) days prior to the due date of each dividend or otherwise transferring funds so as to be received by such holder on the due date of such dividend.

                        (c) Dividends on each share of Series A Preferred  Stock
            shall be calculated at the rate and in the manner prescribed herein from and including the date of issuance of such share of Series A Preferred Stock. Dividends shall be calculated as of each Dividend Payment Date on each share of Series A Preferred Stock then outstanding at the rate per annum (computed on the basis of a 360-day year and counting actual days elapsed) equal to the average of the LIBO Rate on the two Reference Dates immediately preceding the Dividend Payment Date. To the extent not declared on or before a Dividend Payment Date, all dividends accrued on each share of Series A Preferred Stock outstanding during the period from and including the preceding Dividend Payment Date (or from and including the original date of issuance of such share in the case of the initial Dividend Payment Date after the date of issuance) shall not cumulate, and may not thereafter be declared or paid.

                        (d) As used  herein,  "LIBO Rate" means the offered rate
            quoted by the Trust Company to leading banks in the London interbank Eurocurrency market for six-month deposits in United States Dollars, in an amount equal to the aggregate par value of the Series A Preferred Stock then outstanding, at 11:00 A.M. (London time) on a Reference Date; and "Reference Date" means, with respect to any Dividend Payment Date, (i) the last business day of the month of August occurring six months before such Dividend Payment Date, and
            (ii) the last business day of the month of February occurring 12 months before such Dividend Payment Date.

                        (e) Payments of dividends declared on Series A Preferred
            Stock shall be distributed in equal amounts with respect to each outstanding share of Series A Preferred Stock.

                        (f)  So  long  as  any  Series  A  Preferred   Stock  is
            outstanding, during any year ending on March 1 no dividend or distribution shall be declared, paid or made on, and there shall be no purchase or redemption of, any Voting Common Stock, Non-voting Common Stock or other shares of capital stock of any class or series junior to the Series A Preferred Stock with respect to dividends, unless on and as of the date of such declaration, payment, distribution, repurchase or redemption the full amount of dividends accrued for such year on all outstanding shares of Series A Preferred Stock has been declared and paid.

                        2. Rights on Liquidation.  In the event of any voluntary
            or involuntary liquidation, dissolution or winding up of the Trust Company, the assets of the Trust Company available for distribution to stockholders shall be distributed and applied in the following order of priority:

                        (a) First, the holders of Series A Preferred Stock shall
            be entitled to receive payment of an amount in cash (the "Preferred

            Liquidation Preference") equal to the sum of (i) $100 per share of Series A Preferred Stock, plus (ii) the amount of all declared and unpaid dividends thereon. The holders of series A Preferred Stock, as such, shall not be entitled to any further payment.

                        (b) Second, if the assets of the Trust Company available
            for distribution to stockholders exceed the aggregate amount of the Preferred Liquidation Preference, then, after the payments required by paragraph (a) above shall have been paid (or irrevocably set aside) in full, the remainder of such assets shall be distributed to the holders of Voting Common Stock and Non-voting Common Stock so that an equal amount shall be paid with respect to each outstanding share thereof.

                        3. Voting Rights.  Except as otherwise  required by law,
            the shares of Series A Preferred Stock shall have no voting rights.

            4. The foregoing amendment was approved by the Board of Directors of the Trust Company at a meeting duly called and held on June 23, 1993 and by the unanimous written consent of the stockholders of the Trust Company pursuant to
Section 6015 of the Banking Law.

            IN WITNESS WHEREOF, we have signed and verified this Certificate this 30th day of June, 1993.


                                        /s/ Donald H. McCree, Jr.
                                        --------------------------
                                          Donald H. McCree, Jr.
                                           President and Chief
                                            Executive Officer


                                        /s/ Jean Zimmerman
                                        --------------------------
                                             Jean Zimmerman
                                               Secretary

Sworn to before me this 30th day of June, 1993.


/s/ Denise Masiello
-------------------
   Notary Public

        DENISE MASIELLO
NOTARY PUBLIC, State of New York
         No. 41-7750156
   Qualified in Queens County
 Cert. Filed in New York County
Commission Expires July 31, 1994

                                        STATE OF NEW YORK    )
                                                             )     ss:
                                        COUNTY OF NEW YORK   )

                                       JEAN ZIMMERMAN, being duly sworn, deposes
                                       and says that she is the Secretary of IBJ
                                       Schroder  Bank  &  Trust   Company,   the
                                       corporation  described  in the  foregoing
                                       certificate;   that   she  has  read  the
                                       foregoing   certificate   and  knows  the
                                       contents thereof, and that the statements therein contained are true.


                                                 /s/ Jean Zimmerman
                                        ------------------------------------
                                                 Jean Zimmerman
                                                   Secretary

Sworn to before me this 30th day of June, 1993.


/s/ Denise Masiello
-------------------
   Notary Public

        DENISE MASIELLO
NOTARY PUBLIC, State of New York
         No. 41-7750156
   Qualified in Queens County
 Cert. Filed in New York County
Commission Expires July 31, 1994


                                                 Counterpart Filed in the
                                             Office of the Superintendent of
                                                Banks, State of New York,
                                               This 30th day of June, 1993

                               State of New York,

                               Banking Department

      I, CARMINE M. TENGA, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of the Organization Certificate of IBJ Schroder Bank & Trust Company under Section 8005 of the Banking Law" dated February 19, 1993, providing for an increase in the amount of capital stock from $46,684,200, consisting of 169,443 shares with a par value of $100.00 each designated as Voting Common Stock and 297,399 shares with a par value of $100.00 each designated as Non-voting Common Stock to $47,361,400 consisting of 169,443 shares with a par value of $100.00 each designated as Voting Common Stock, and 304,171 shares with a par value of $100.00 each designated as Non-voting Common Stock.

Witness, my hand and official seal of the Banking Department at the City of New York, this 19th day of February in the Year of our Lord one thousand nine hundred and ninety-three

                                        /s/ Carmine M. Tenga
                                        -------------------------------
                                        Deputy Superintendent of Banks.

                  CERTIFICATE OF AMENDMENT OF THE ORGANIZATION
                CERTIFICATE OF IBJ SCHRODER BANK & TRUST COMPANY
                      UNDER SECTION 8005 OF THE BANKING LAW

            We, the undersigned, Donald H. McCree, Jr., President and Chief Executive officer, and Jean Zimmerman, Secretary of IBJ Schroder Bank & Trust Company, do hereby certify:

            1. The name of the corporation is IBJ Schroder Bank & Trust Company (the "Trust Company"). The name under which the corporation was originally formed was J. Henry Schroder Trust Company.

            2. The Organization Certificate of the corporation was filed by the Superintendent of Banks of the State of New York on April 2, 1929.

            3. Paragraph "Third" of the Organization Certificate, as amended, which now provides:

            "Third. The amount of capital stock of the Trust Company is Forty-Six Million Six Hundred Eighty-Four Thousand Two Hundred Dollars ($46,684,200) divided into one hundred sixty-nine thousand four hundred forty-three (169,443) shares of the par value of One Hundred Dollars ($100) each of voting Common Stock, and two hundred ninety-seven thousand three hundred ninety-nine (297,399) shares of the par value of One Hundred Dollars ($100) each of Non-voting Common Stock."

is hereby amended to read as follows:

            "Third. The amount of capital stock of the Trust Company is Forty-Seven Million Three Hundred Sixty-One Thousand Four Hundred Dollars ($47,361,400) divided into one hundred sixty-nine thousand four hundred forty-three (169,443) shares of the par value of One Hundred Dollars ($100) each of voting Common Stock, and three hundred four thousand one hundred seventy-one (304, 171) shares of the par value of One Hundred Dollars ($100) each of Non-Voting Common Stock."

            4. The foregoing amendment was approved by the Board of Directors of the Trust Company at a meeting duly called and held on September 23, 1992 and by the unanimous written consent of the stockholders of the Trust Company pursuant to Section 6015 of the Banking Law.

            IN WITNESS WHEREOF, we have signed and verified this Certificate this 19th day of February, 1993.


                                        /s/ Donald H. McCree, Jr.
                                        --------------------------
                                          Donald H. McCree, Jr.
                                           President and Chief
                                            Executive Officer


                                           /s/ Jean Zimmerman
                                        --------------------------
                                             Jean Zimmerman
                                               Secretary

Sworn to before me this 19th day of February, 1993.

/s/ Emma McCorkle
-----------------
  Notary Public

         EMMA McCORKLE
NOTARY PUBLIC, State of New York
         No. 41-4984312
   Qualified in Queens County
Commission Expires July 22, 1993

                                        STATE OF NEW YORK   )
                                                            )    ss:
                                        COUNTY OF NEW YORK  )

                                       Jean Zimmerman, being duly sworn, deposes
                                       and says that she is the Secretary of IBJ
                                       Schroder  Bank  &  Trust   Company,   the
                                       corporation  described  in the  foregoing
                                       certificate;   that   she  has  read  the
                                       foregoing   certificate   and  knows  the
                                       contents thereof, and that the statements therein contained are true.


                                                /s/ Jean Zimmerman
                                       -----------------------------------------
                                                  Jean Zimmerman
                                                     Secretary

Sworn to before me this
19th day of February, 1993

    /s/ Emma McCorkle
--------------------------
       Notary Public

          EMMA McCORKLE
 NOTARY PUBLIC, State of New York
          No. 41-4984312
    Qualified in Queens County
 Commission Expires July 22, 1993

                               State of New York,

                               Banking Department

      I, Peter M. Philbin Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of the Organization Certificate of IBJ SCHRODER BANK & TRUST COMPANY under Section 8005 of the Banking Law" dated February 18, 1987, providing for an increase of capital stock from $46,250,200, to $46,684,200.00.

                                       In Witness Whereof, I have hereunto set my hand and affixed the official seal of the Banking Department at New York, New York, this 9th day of March 1987


                                              /s/ Peter M. Philbin
                                       ----------------------------------------
                                              Superintendent of Banks

                  CERTIFICATE OF AMENDMENT OF THE ORGANIZATION
                CERTIFICATE OF IBJ SCHRODER BANK & TRUST COMPANY
                      UNDER SECTION 8005 OF THE BANKING LAW

            We, the undersigned, Peter Rona, President, and Stephen E. Davis, Secretary, of IBJ Schroder Bank & Trust Company, do hereby certify:

            1. The name of the corporation is IBJ Schroder Bank & Trust Company (the "Bank"). The name under which the corporation was originally formed was J. Henry Schroder Trust Company.

            2. The Organization Certificate of the corporation was filed by the Superintendent of Banks of the State of New York on April 2, l929.

            3. Paragraph "Third" of the Organization Certificate, as amended, which now provides that the authorized capital is:

            Forty-six Million Two Hundred Fifty Thousand Two Hundred Dollars ($46,250,200), divided into one hundred sixty-nine thousand four hundred forty-three (169,443) shares of the par value of One Hundred Dollars ($100) each, of Voting Common Stock, and two hundred ninety three thousand and fifty-nine (293,059)

Counterpart filed in the Office of the Superintendent of Banks, State of New York, this 9 day of March 1987 shares of the par value of One Hundred Dollars ($100) each, of Non-voting Common Stock, is hereby amended to read as follows:

                  "Third. The amount of capital stock of the Trust Company is Forty-Six Million Six Hundred Eighty-Four Thousand Two Hundred Dollars ($46,624,200) divided into one hundred Sixty-nine thousand four hundred forty-three (169,443) shares of the par value of One Hundred Dollars ($100) each of voting Common Stock, and two hundred ninety-seven thousand three hundred ninety-nine (297,399) shares of the par value of One Hundred Dollars ($100) each of Non-voting Common Stock."

            5. The foregoing amendment was approved by the board of Directors of the Bank at a meeting duly called and held on December 17, 1986 and by the unamimous written consent of the stockholders of the Bank, dated as of February 18, 1987, pursuant to Section 6015 of the Banking Law.

            IN WITNESS WHEREOF, we have signed and verified this Certificate this 18th day of February, 1987.


                                           /s/ Peter Rona
                                        --------------------
                                             Peter Rona


                                        /s/ Stephen E. Davis
                                        --------------------
                                          Stephen E. Davis
                                             Secretary

Sworn to before me this 18th day of February, 1987.


      Denise Masiello
---------------------------
       Notary Public

                                           DENISE MASIELLO
                                   NOTARY PUBLIC, State of New York
                                            No. 41-7750155
                                      Qualified in Queens County
                                    Cert. Filed in New York County
                                   Commission Expires July 31, 1988

                                        STATE OF NEW YORK   )
                                                            )  SS:
                                        COUNTY OF NEW YORK  )

                                       Stephen  E.  Davis,   being  duly  sworn,
                                       deposes and says that he is the Secretary
                                       of IBJ Schroder Bank & Trust Company, the
                                       corporation  described  in the  foregoing
                                       certificate;   that  he  has   read   the
                                       foregoing   certificate   and  knows  the
                                       contents thereof, and that the statements therein contained are true.


                                                /s/ Stephen E. Davis
                                       -----------------------------------------

Sworn to before me this
18th day of February, 1987

     Denise Masiello
--------------------------
       Notary Public

         DENISE MASIELLO
 NOTARY PUBLIC, State of New York
          No. 41-7750155
    Qualified in Queens County
  Cert. Filed in New York County
 Commission Expires July 31, 1988

                               State of New York,

                               Banking Department

      I, PETER M. PHILBIN, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of Organization Certificate of J. HENRY SCHRODER BANK & TRUST COMPANY under Section 8005 of the Banking Law", dated December 12, 1986, providing for
(1) a change in the name from J. HENRY SCHRODER BANK & TRUST COMPANY to IBJ SCHRODER BANK & TRUST COMPANY, to be effective as of January 1, 1987, and, (2) providing for a change in the number of previously authorized shares of capital stock from $19,888,600, divided into 169,443 shares of the par value of $100 each of Voting Common Stock, and 29,443 shares of the par value of $100 each of Non-Voting Common Stock to $46,250,200, divided into 169,443 shares of the par value of $100 each of Voting Common Stock, and 293,059 shares of the par value of $100 each of Non-Voting Common Stock.

Witness, my hand and official seal of the Banking Department at the City of New York, this 22nd day of December in the Year of our Lord one thousand nine hundred and eighty six.


                                             /s/ Peter M. Philbin
                                        -------------------------------
                                        Deputy Superintendent of Banks.

                  CERTIFICATE OF AMENDMENT OF THE ORGANIZATION
                 CERTIFICATE OF J. HENRY SCHRODER BANK & TRUST
                 COMPANY UNDER SECTION 8005 OF THE BANKING LAW

            We, the undersigned, Peter Rona, President, and Stephen E. Davis, Secretary, of J. Henry Schroder Bank & Trust Company, do hereby certify:

            1. The name of the corporation is J. Henry Schroder Bank & Trust Company (the "Bank"), the name under which the corporation was originally formed was J. Henry Schroder Trust Company.

            2. The Organization Certificate of the corporation was filed by the Superintendent of Banks of the State of New York on April 2, 1929.

            3. Paragraph First of the Organization Certificate as amended which now provides that the name of the Trust Company is J. Henry Schroder Bank & Trust Company, is hereby further amended, effective January 1, 1987, to read as follows:

                  "First. The name of the Trust Company is IBJ Schroder Bank & Trust Company."

            4. Paragraph "Third" of the Organization Certificate, as amended, which now provides that the authorized capital is:

            Nineteen Million Eight Hundred Eighty-Eight Thousand Six Hundred Dollars ($19,888,600), divided into one hundred sixty-nine thousand four hundred forty-three

            (169,443) shares of the par value of One Hundred Dollars ($100) each, of Voting Common Stock, and twenty-nine thousand four hundred forty-three (29,443) shares of the par value of One Hundred Dollars each, of Non-voting Common Stock, is hereby amended to read as follows:

                  "Third.  The amount of capital  stock of the Trust  Company is
            Forty-Six Million Two Hundred Fifty Thousand Two Hundred Dollars ($46,250,200) divided into one hundred sixty-nine thousand tour hundred forty-three (169,443) shares of the par value of One Hundred Dollars ($100) each, of Voting Common Stock, and two hundred ninety-three thousand fifty-nine (293,059) shares of the par value of One Hundred Dollars ($100) each of Non-voting Common Stock."

            5. The foregoing amendment was approved by the Board of Directors of the Bank at a meeting duly called and held on October 15, 1986 and by the unanimous written consent of the stockholders of the Bank, dated as of December 12, 1986, pursuant to Section 6015 of the Banking Law.

            IN WITNESS WHEREOF, we have signed and verified this Certificate this 12th day of December, 1986.


                                          /s/ Peter Rona
                                        --------------------
                                            Peter Rona
                                             President

Filed in the office of
the Superintendent of Banks
State of New York, this
12th day of December, 1986
---------------------------             /s/ Stephen E. Davis
    PRINCIPAL CLERK                     --------------------
                                          Stephen E. Davis
                                              Secretary


Sworn to before me this 12th day
of December, 1986

      /s/ Denise Masiello
--------------------------------
          Notary Public

        DENISE MASIELLO
NOTARY PUBLIC, State of New York
         No. 41-7750155
   Qualified in Queens County
 Cert. Filed in New York County
Commission Expires July 31, 1988

      I, Peter M. Philbin Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled Certificate of Amendment of the Organization Certificate of J. HENRY SCHRODER BANK & TRUST COMPANY under Section 8005 of the Banking Law" dated June 25, 19 86, providing for increase of capital stock from $ 14,000,000.00 to $ 19,888,600.00

                                       In Witness Whereof, I have hereunto set my hand and affixed the official seal of the Banking Department at New York, NY, this 9th day of July 1986


                                                /s/ Peter M. Philbin
                                       -----------------------------------------
                                           Deputy Superintendent of Banks

                                     [SEAL]
                                STATE OF NEW YORK
                               BANKING DEPARTMENT
                                TWO RECTOR STREET
                              NEW YORK, N.Y. 10006

JILL M. CONSIOINE
SUPERINTENDENT OF BANKS

                                                      July 9, 1986

Mr. Stephen E. Davis
Secretary
J. Henry Schroder Bank & Trust Company
One State Street
New York, NY 10015

Dear Mr. Davis:

      We are pleased to enclose three duplicate original copies of the Certificate of Amendment of the Organization Certificate of the J. HENRY SCHRODER BANK & TRUST COMPANY, with the approval of the Deputy Superintendent of Banks attached, providing for an increase in capital stock from $14,000,000.00 represented by 140,000 shares of the par value of $100.00 each, to $19,888,600.00 represented by 169,443 shares of the par value of $100.00 each of voting Common stock and 29,443 shares of the same par value of Non-Voting Common stock.

      As required under Section 1003 of the Banking Law, we will file a copy of the Certificate of Amendment of the Organization Certificate in the County Clerk's office.

      Please acknowledge receipt of the enclosures and send us two condensed statements of condition, one as of the date immediately prior to the issuance of the new shares and the other as of the close of business on the date on which the entries were made on the books.

                                        Very truly yours,


                                        /s/ Thomas Weisfeld

                                        Thomas Weisfeld
                                        Assistant to Deputy
                                        Superintendent

Enclosures

                  CERTIFICATE OF AMENDMENT OF THE ORGANIZATION
                 CERTIFICATE OF J. HENRY SCHRODER BANK & TRUST
                 COMPANY UNDER SECTION 8005 OF THE BANKING LAW

            We, the undersigned, Peter Rona, President, and Stephen E. Davis, Secretary, of J. Henry Schroder Bank & Trust Company, do hereby certify:

                  1. The name of the corporation is J. Henry Schroder Bank &
            Trust Company. The name under which the corporation was originally formed was J. Henry Schroder Trust Company.

                  2. The  Organization  Certificate of the corporation was filed by the Superintendent of Banks of the State of New York on April 2, 1929.

                  3. Paragraph "Third" of the Organization Certificate, as amended, which now provides that the authorized capital is Fourteen Million Dollars ($14,000,000), divided into one hundred forty thousand (140,000) shares of the par value of One Hundred Dollars ($100) each, is hereby further amended to read as follows:

                  "Third. The amount of capital stock which the Trust Company is hereafter to have is Nineteen Million Eight Hundred Eighty-Eight Thousand Six Hundred Dollars ($19,888,600), divided into One hundred sixty-nine thousand four hundred forty-three (169,443) shares of the par value of One Hundred Dollars ($100) each, of voting Common Stock, and twenty-nine thousand four hundred forty-three (29,443) shares of the par value of

                  One Hundred Dollars each, of Non-voting Common Stock.

                  4.  The  foregoing  amendment  was  approved  by the  Board of
            Directors of the Trust Company at a meeting duly called and held on June 25, 1986 and by the unanimous written consent of the stockholders of the corporation, dated as of June 25, 1986, pursuant to Section 6015 of the Banking Law.

            IN WITNESS WHEREOF, we have signed and verified this Certificate this 25th day of June, 1986.


                                           /s/ Peter Rona
                                        --------------------
                                            Peter Rona
                                             President


                                        /s/ Stephen E. Davis
                                        --------------------
                                          Stephen E. Davis
                                             Secretary

State of New York   )
                    )   ss.:
County of New York  )

            On this 25th day of June, in the year one thousand nine hundred and eighty-six before me personally came Peter Rona and Stephen E. Davis to me known, who being by me duly sworn, did depose and say that they reside at 114 East 36th Street, New York, New York 10016 and 130 Ridgewood Avenue, Glen Ridge, New Jersey 07028, respectively, that they are the President and Secretary, respectively, of J. Henry Schroder Bank & Trust Company, the corporation described in, and which executed the foregoing instrument.


                                             /s/ Denise Masiello
                                        --------------------------------

                                                DENISE MASIELLO
                                        NOTARY PUBLIC, State of New York
                                                 No. 41-7750155
                                           Qualified in Queens County
                                         Cert. Filed in New York County
                                        Commission Expires July 31, 1988

Counterpart Filed in the Office of the Superintendent of Banks, State of New York, this 19 day of July 1986

                               State of New York,

                               Banking Department

      I, WILLIAM J. HEANEY, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed Certificate entitled "Certificate of Amendment of the Organization Certificate of Schroder Trust Company under
Section 8005 of the "Banking Law", dated November 23, 1977, providing for an increase in previously authorized shares and an increase in the amount of authorized capital stock from $3,000,000, divided into 30,000 shares of the par value of $100 each, to $14,000,000, divided into 140,000 shares of the par value of $100 each; and for a change in the name of the corporation from "Schroder Trust Company" to "J. Henry Schroder Bank & Trust Company".

Witness, my hand and official seal of the Banking Department at the City of New York, this 13th day of December in the Year of our Lord one thousand nine hundred and seventy-seven.

                                                /s/ William J. Heaney
                                        ----------------------------------------
                                             Deputy Superintendent of Banks

                  CERTIFICATE OF AMENDMENT OF THE ORGANIZATION
                   CERTIFICATE OF SCHRODER TRUST COMPANY UNDER
                         SECTION 8005 OF THE BANKING LAW

            We, the undersigned, Martin B. Witschi, President and Marion G. H. Gilliam, Secretary, of Schroder Trust Company, do hereby certify:

            1. The name of the corporation is Schroder Trust Company. The name under which the corporation was originally formed was J. Henry Schroder Trust Company.

            2. The Organization Certificate of the corporation was filed by the Superintendent of Banks of the State of New York on April 2, 1929.

            3. Paragraph "Third" of the Organization Certificate, as amended, which now provides that the authorized capital stock is Three Million Dollars ($3,000,000), divided into thirty thousand (30,000) shares of the par value of One Hundred Dollars ($100) each, is hereby further amended to read as follows:

            "Third. The amount of capital stock which the Trust Company is hereafter to have is Fourteen Million Dollars ($14,000,000), divided into one hundred forty thousand (140,000) shares of the par value of One Hundred Dollars ($100) each, all of which shall be of the same class."

            4. The name of the corporation is hereby changed to J. HENRY SCHRODER BANK & TRUST COMPANY.

            5. The foregoing amendments were approved by J. Henry Schroder Banking Corporation and the Directors of the Corporation, who constitute all the Stockholders of the Corporation, by their unanimous written consent, dated as of November 23, 1977, pursuant to Section 6015 of the Banking Law.

            IN WITNESS WHEREOF, we have signed and verified this Certificate this 23rd day of November, 1977.


                                           /s/ Martin B. Witschi, President
                                        ----------------------------------------
                                             Martin B. Witschi, President


                                          /s/ Marion G. H. Gilliam, Secretary
                                        ----------------------------------------
                                            Marion G. H. Gilliam, Secretary

                                       Filed in the Office of the Superintendent
                                           of Banks, State of New York, this
                                                 13th day of Dec. 1977

                                                  /s/ W. Therase
                                       -----------------------------------------
                                                  Head Account Clerk

                               State of New York,

                               Banking Department

      I, FRANK WILLE. Superintendent of Banks of the State of New York DO HEREBY APPROVE the annexed Certificate entitled "Certificate of Amendment of the Organization Certificate of SCHRODER TRUST COMPANY under Section 8005 of the Banking Law," dated August 23, 1965, providing for a change in the number of Directors from the previously authorized number of not less than five (5) nor more than fifteen (15), to not less than seven (7) nor more than sixteen (16).

Witness, my hand and official seal of the Banking Department at the City of Albany, this 24th day of August in the Year of our Lord one thousand nine hundred and sixty-five.


                                                    /s/ Frank Wille
                                        ----------------------------------------
                                                        Superintendent of Banks.

                  CERTIFICATE OF AMENDMENT OF THE ORGANIZATION
                   CERTIFICATE OF SCHRODER TRUST COMPANY UNDER
                         SECTION 8005 OF THE BANKING LAW

            We, the undersigned, R. Canon Clements, Executive Vice President, and Peter C. A. Carpenter, Secretary, of Schroder Trust Company, do hereby certify:

      1. The name of the Corporation is Schroder Trust Company. The name under which the Corporation was originally formed was J. Henry Schroder Trust Company.

      2. The Organization Certificate of the Company was filed by the Superintendent of Banks of the State of New York on April 2, 1929.

      3. The Organization Certificate as heretofore amended is hereby amended to read as follows:

            "That the number of Directors of the Company shall hereafter be not less than seven (7) nor more than sixteen (16) as may be fixed by the Board of Directors from time to time".

      4. The foregoing amendment was duly authorized by vote of the holders of a majority of all outstanding shares of the Company entitled to vote thereon at a Special Meeting of the Stockholders held on August 18, 1965.

            IN WITNESS WHEREOF, the undersigned have made and verified this Certificate this 23rd day of August, 1965.


                                     /s/ R. Canon Clements
                                     -------------------------------------------
                                     R. Canon Clements, Executive Vice President


                                     /s/ Peter C.A. Carpenter
                                     -------------------------------------------
(Seal)                               Peter C.A. Carpenter, Secretary

STATE OF NEW YORK   )
                    )  SS.:
COUNTY OF NEW YORK) )

            Peter C. A. Carpenter, being duly sworn, deposes and says that he is Secretary of Schroder Trust Company, the corporation named in the foregoing Certificate of Amendment; that he has read and signed said Certificate and knows the contents thereof; and that the statements contained therein are true.


                                            /s/ Peter C.A. Carpenter
                                     -------------------------------------------
                                         Peter C.A. Carpenter, Secretary

Sworn to before me this
23rd day of August, 1965.


    /s/ Ilse G. Coe
-------------------------
     Notary Public

             ILSE G. COE
  Notary Public, State of New York
           No. 24-0674650
      Qualified in Kings County
Certificate Filed in New York County
  Commission Expires March 30, 1967

CERTIFICATE OF AMENDMENT OF THE ORGANIZATION CERTIFICATE OF SCHRODER TRUST COMPANY DATED August 23, 1965.

                                State of New York,

                               Banking Department

      I, WILLIAM A. LYON, Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "Certificate of Amendment of Certificate of Incorporation of SCHRODER TRUST COMPANY pursuant to Section 36 of the Stock Corporation Law" providing for an increase of its authorized capital stock from One Million Dollars ($1,000,000) divided into ten thousand (10,000) shares of capital stock of the par value of One Hundred Dollars ($100) each to Three Million Dollars ($3,000,000) divided into thirty thousand (30,000) shares of capital stock of the par value of One Hundred Dollars ($100) each.

Witness, my hand and official seal of the Banking Department at the City of Albany, this 18th day of November in the Year of our Lord one thousand nine hundred and fifty-four.


                                                 /s/ William A. Lyon
                                        ----------------------------------------
                                                        Superintendent of Banks.

                          CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION
                           OF SCHRODER TRUST COMPANY

              Pursuant to Section 36 of the Stock Corporation Law

            We, the undersigned, Gerald F. Beal, President, and Henry Bauer, Secretary, of Schroder Trust Company do hereby certify:

            1. The name of the Company is Schroder Trust Company.

            2. The name under which the Company was originally incorporated was
J. Henry Schroder Trust Company.

            3. The Certificate of Incorporation was filed in the office of Superintendent of Banks on the 2nd day of April, 1929 and in the office of the Clerk of the County of New York on the 4th day of April, 1929.

            4. The Certificate of Incorporation is hereby amended to effect one or more of the changes authorized in subdivision two of Section 35 of the Stock Corporation Law, to wit; to authorize new shares with par value, and to increase the capital stock in conformity with the change of the number of the authorized shares.

            5. Paragraph "Third" of the Certificate of Incorporation, as amended which now provides that the authorized capital stock is One Million Dollars ($1,000,000) divided into ten thousand (10,000) shares of the par value of One Hundred Dollars ($100.) each, is hereby further amended to read as follows:

            "Third. The Amount of capital stock which the Corporation is hereafter to have is Three Million Dollars ($3,000,000), divided into thirty thousand (30,000) shares of the par value of One Hundred Dollars ($100.) each, all of which shall be of the same class."

            IN WITNESS WHEREOF, we have subscribed and acknowledged this certificate in duplicate this 17th day of November, 1954.


                                        /s/ Gerald F. Beal
                                        ------------------
                                            President


                                        /s/ Henry Bauer
                                        ------------------
                                            Secretary

STATE OF NEW YORK   )
                    :  SS:
COUNTY OF NEW YORK  )

            GERALD F. BEAL, being duly sworn, deposes and says:

            That he is the President of the Schroder Trust Company;

            That the number of additional shares, not resulting from a change of shares, which the Corporation is hereby authorized to issue is twenty thousand (20,000) shares, that the number of such additional shares with par value is twenty thousand (20,000) and that the par value thereof is One Hundred Dollars ($100.) per share; that no shares are hereby changed as provided in subparagraph
(5) of paragraph (c) of subdivision 2 of Section 35 of the Stock Corporation Law; and that the number of shares, not resulting from a change of shares, of which the par value is hereby increased is none.


                                        /s/ Gerald F. Beal
                                        ------------------

STATE OF NEW YORK   )
                    :  SS:
COUNTY OF NEW YORK  )

            GERALD F. BEAL and HENRY BAUER being duly sworn, depose and say and each for himself deposes and says: that GERALD F. BEAL is the President of Schroder Trust Company and that HENRY BAUER is the Secretary of said Company, that they have been authorized to execute and file the foregoing Certificate by the votes, cast in person or by proxy, of the holders of record of a majority of the outstanding shares entitled to vote thereon, that neither the Certificate of Incorporation nor any other Certificate filed pursuant to Law requires a larger proportion of votes, and that such votes were cast at a stockholders' meeting held upon notice to every stockholder of record entitled to vote thereon, as prescribed in Section 45 of the Stock Corporation Law, and that such meeting was held on the 17th day of November, 1954.


                                        /s/ Gerald F. Beal
                                        ------------------
                                             President


                                        /s/ Henry Bauer
                                        ------------------
                                            Secretary

Subscribed to and sworn to before
me this 17th day of November, 1954.


          LUDWIG R. TIETI
-----------------------------------
           Notary Public

         LUDWIG R. TIETI
 Notary Public, State of New York
        No. 81-
   Qualified in New York County
Commission Expires March 30, 1956

STATE OF NEW YORK   )
                    :  SS:
COUNTY OF NEW YORK  )

            On the 17th day of November, 1954 before me personally came Gerald
F. Beal and Henry Bauer to me known to be the persons described in and who executed the foregoing certificate and severally duly acknowledged to me that they executed the same.

                                        /s/ Ludwig R. Tieti
                                        --------------------
                                        Notary Public

                                        LUDWIG R. TIETI
                                        Notary Public, State of New York
                                        No. 81-
                                        Qualified in New York County
                                        Commission Expires March 30, 1956

                          CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION

                                       OF

                             SCHRODER TRUST COMPANY

              Pursuant to Section 36 of the Stock Corporation Law

                   Filed in the office of the Superintendent
                       of Banks, State of New York, this
                            18 day of November 1954

                                /s/ R.P. Dalton, Jr.
                                --------------------

                              SULLIVAN & CROMWELL
                                 48 WALL STREET
                                NEW YORK 5, N.Y.

                               State of New York,

                               Banking Department

            I, CHARLES H. SCHOCH, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE of the change of name of J. Henry Schroder Trust Company, located at New York, N.Y., to SCHRODER TRUST COMPANY, as provided for in the foregoing certificate, in accordance with the provisions of Section 40 of the General Corporation Law.

Witness, my hand and official seal at the City of Albany, this thirteenth day of February in the Year of our Lord one thousand nine hundred and thirty-seven.


                                        /s/ Charles H. Schoch
                                        ------------------------------
                                        Deputy Superintendent of Banks

                         CERTIFICATE OF CHANGE OF NAME

                                      -of-

                        J. HENRY SCHRODER TRUST COMPANY

                                      -to-

                             SCHRODER TRUST COMPANY

                                   ----------

             Pursuant to Section 40 of the General Corporation Law.

                              --------------------

            We, the undersigned, being the holders of record of all of the outstanding shares of stock of J. Henry Schroder Trust Company entitled to vote on the change of name effected by this certificate, HEREBY CERTIFY as follows:

            1. The name of the Corporation is J. HENRY SCHRODER TRUST COMPANY.

            2. The date of filing of the Certificate of Organization in the Office of the Superintendent of Banks is April 2, 1929, and in the Office of the Clerk of the County of New York is April 4, 1929.

            3. The new name to be assumed is SCHRODER TRUST COMPANY.

            IN WITNESS WHEREOF, we have executed this

Certificate this 8th day of February, 1937.

                                        J. HENRY SCHRODER BANKING CORPORATION


                                              By /s/
                                                 ----------------------------
                                                                        Pres.

ATTEST:


/s/
-------------------------
(SEAL)

                                           /s/                   (L.S.)
                                           ----------------------

                                           /s/                   (L.S.)
                                           ----------------------

                                           /s/                   (L.S.)
                                           ----------------------

                                           /s/                   (L.S.)
                                           ----------------------

                                           /s/                   (L.S.)
                                           ----------------------

                                           /s/                   (L.S.)
                                           ----------------------

                                           /s/                   (L.S.)
                                           ----------------------

                                           By /s/
                                              -------------------------
                                                 Attorney.

                                           /s/
                                           ----------------------------

STATE OF NEW YORK   )
                    :  SS:
COUNTY OF NEW YORK  )

            On the 8th day of February, 1937, before me personally came Gerald
F. Beal, to me known, who, being by me duly sworn, did depose and say that he resides in New York, New York; that he is President of J. Henry Schroder Banking Corporation, the corporation described in, and which executed the foregoing Certificate; that he knows the seal of said corporation; that the seal affixed to said Certificate is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                        /s/ Robert Sieger
                               -----------------------------------

                                          ROBERT SIEGER, NOTARY PUBLIC
                                   Bronx County No. 115, Register No. 58-S-38
                               Cert. filed in N.Y. Co. No. 742, Reg. No. 8-S-429
                                Cert. filed in Kings Co. No. 260, Reg. No. 8365
                                Certs. filed in Westchester Co. Clerk & Register
                                      Commission Expires March 30th, 1938

STATE OF NEW YORK   )
                    :  SS:
COUNTY OF NEW YORK  )

            On this 8th day of February, 1937, before me personally appeared Gerald F. Beal, to me personally known, and known to me to be the individual described in and who executed the foregoing Certificate, and acknowledged that he executed the same.

                                             /s/ Robert Sieger
                               -------------------------------------------------

                                          ROBERT SIEGER, NOTARY PUBLIC
                                   Bronx County No. 115, Register No. 58-S-38
                               Cert. filed in N.Y. Co. No. 742, Reg. No. 8-S-439
                                Cert. filed in Kings Co. No. 260, Reg. No. 8365
                                Certs. filed in Westchester Co. Clerk & Register
                                      Commission Expires March 30th, 1938

STATE OF NEW YORK   )
                    :  SS:
COUNTY OF NEW YORK  )

            On this 8th day of February, 1937, before me personally appeared Norbert A. Bogdan, to me personally known, and known to me to be the individual described in and who executed the foregoing Certificate, and acknowledged that he executed the same.

                                             /s/ Robert Sieger
                               -------------------------------------------------

                                          ROBERT SIEGER, NOTARY PUBLIC
                                   Bronx County No. 115, Register No. 58-S-38
                               Cert. filed in N.Y. Co. No. 742, Reg. No. 8-S-429
                                Cert. filed in Kings Co. No. 260, Reg. No. 8365
                                Certs. filed in Westchester Co. Clerk & Register
                                      Commission Expires March 30th, 1938

STATE OF NEW YORK   )
                    :  SS:
COUNTY OF NEW YORK  )

            On this 8th day of February, 1937, before me personally appeared V. Lada-Mocarski, to me personally known, and known to me to be the individual described in and who executed the foregoing Certificate, and acknowledged that he executed the same.

                                              /s/ Robert Sieger
                               -------------------------------------------------

                                          ROBERT SIEGER, NOTARY PUBLIC
                                   Bronx County No. 115, Register No. 58-S-38
                               Cert. filed in N.Y. Co. No. 742, Reg. No. 8-S-429
                                Cert. filed in Kings Co. No. 260, Reg. No. 8365
                                Certs. filed in Westchester Co. Clerk & Register
                                      Commission Expires March 30th, 1938

STATE OF NEW YORK   )
                    :  SS:
COUNTY OF NEW YORK  )

            On this 8th day of February, 1937, before me personally appeared Manuel E. Rionda, to me personally known, and known to me to be the individual described in and who executed the foregoing Certificate, and acknowledged that he executed the same.

                                             /s/ Robert Sieger
                               -------------------------------------------------

                                          ROBERT SIEGER, NOTARY PUBLIC
                                   Bronx County No. 115, Register No. 58-S-38
                               Cert. filed in N.Y. Co. No. 742, Reg. No. 8-S-429
                                Cert. filed in Kings Co. No. 260, Reg. No. 8365
                                Certs. filed in Westchester Co. Clerk & Register
                                      Commission Expires March 30th, 1938

STATE OF NEW YORK   )
                    :  SS:
COUNTY OF NEW YORK  )

            On this 8th day of February, 1937, before me personally appeared Thomas A. Shields, to me personally known, and known to me to be the individual described in and who executed the foregoing Certificate, and acknowledged that he executed the same.

                                             /s/ Robert Sieger
                               -------------------------------------------------

                                          ROBERT SIEGER, NOTARY PUBLIC
                                   Bronx County No. 115, Register No. 58-S-38
                               Cert. filed in N.Y. Co. No. 742, Reg. No. 8-S-429
                                Cert. filed in Kings Co. No. 260, Reg. No. 8365
                                Certs. filed in Westchester Co. Clerk & Register
                                      Commission Expires March 30th, 1938

STATE OF NEW YORK             )
                              : SS.:
COUNTY OF NEW YORK            )

            On this 8th day of February 1937, before me personally appeared William A. Tucker, to me personally known, and known to me to be the individual described in and who executed the foregoing Certificate, and acknowledged that he executed the same.


                                              /s/ Robert Sieger
                                    ------------------------------------
                                        ROBERT SIEGER, NOTARY PUBLIC
                                 Bronx County No. 115, Register No. 38-S-38
                              Cert. filed in N.Y. Co. No. 742, Reg. No. 8-S-429
                               Cert. filed in Kings Co. No. 260, Reg. No. 8365
                               Cert. filed in Westchester Co. Clerk & Register
                                     Commission Expires March 30th, 1938

STATE OF NEW YORK             )
                              : SS.:
COUNTY OF NEW YORK            )

            On this 8th day of February 1937, before me personally appeared Henry Bauer, to me personally known to be the person described and appointed attorney in fact in and by a certain power of attorney executed by Harold A. Sutphen, bearing date the 10th day of December, 1936, and acknowledged to me that he had executed the foregoing Certificate as the act of the said Harold A. Sutphen.


                                              /s/ Robert Sieger
                                    ------------------------------------
                                        ROBERT SIEGER, NOTARY PUBLIC
                                 Bronx County No. 115, Register No. 38-S-38
                              Cert. filed in N.Y. Co. No. 742, Reg. No. 8-S-429
                               Cert. filed in Kings Co. No. 260, Reg. No. 8365
                               Cert. filed in Westchester Co. Clerk & Register
                                     Commission Expires March 30th, 1938

STATE OF NEW YORK             )
                              ) SS.:
COUNTY OF NEW YORK            )

            On the 8th day of February, 1937, before me personally appeared ALLEN W. DULLES, to me personally known, and known to me to be the individual described in and who executed the foregoing Certificate and acknowledged that he executed the same.


                                                /s/ Ernest V. Downey
                                            ------------------------------------
                                                    Ernest V. Downey

STATE OF NEW YORK             )
                              ) SS.:
COUNTY OF NEW YORK            )

            On this 8th day of February, 1937, before me personally came Henry Bauer, to me known, who, being by me duly sworn, did depose and say that he is Secretary of J. Henry Schroder Trust Company and that the persons who have executed the foregoing Certificate in person or by proxy constitute the holders of record of all the outstanding shares of the corporation entitled to vote thereon.


                                              /s/ Robert Sieger
                                    ------------------------------------
                                        ROBERT SIEGER, NOTARY PUBLIC
                                 Bronx County No. 115, Register No. 38-S-38
                              Cert. filed in N.Y. Co. No. 742, Reg. No. 8-S-429
                               Cert. filed in Kings Co. No. 260, Reg. No. 8365
                               Cert. filed in Westchester Co. Clerk & Register
                                     Commission Expires March 30th, 1938

                         J. HENRY SCHRODER TRUST COMPANY

            I, JOSEPH J. GRANAHAN, Assistant Trust Officer of J. Henry Schroder Trust Company, a corporation organized and existing under the laws of the State of New York, DO HEREBY CERTIFY that the attached document is a true and correct photostatic copy of a certain power of attorney executed by Harold A. Sutphen on December 10, 1936, which power of attorney is still in full force and effect at the date hereof.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of said J. Henry Schroder Trust Company this 9th day of February, l937.


                                                      /s/
                                                -------------------------------

                         CERTIFICATE OF CHANGE OF NAME

                                       of

                         J. HENRY SCHRODER TRUST COMPANY

                                       to

                             SCHRODER TRUST COMPANY

                             Pursuant to Section 40
                         of the General Corporation Law

                               -------------------

                            Dated, February 8, 1937.

                    Filed in the office of the Superintendent
                        of Banks, State of New York, this
                            13th day of February 1937

                                 /s/
                         ------------------------------
                         Deputy Superintendent of Banks

                               Sullivan & Cromwell
                                 48 Wall Street.
                                   N.Y. City.

                                State of New York
                               Banking Department

**********************************
In the matter of proposed change *
in the number of directors       *
                                 *
         of                      *
                                 *
J. HENRY SCHRODER TRUST COMPANY  *
**********************************

      I, ROBERT A. BARNET, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE of a change in the number of directors of J. HENRY SCHRODER TRUST COMPANY, located at New York, N.Y., from not less than seven nor more than thirty (30), to not less than five (5) nor more than fifteen (15), in accordance with the provisions of Section 35 of the Stock Corporation Law.

Witness my hand and official seal of the City of Albany this twentieth day of January, in the Year of our Lord one thousand nine hundred and thirty-six.

                                                   /s/ Robert A. Barnet
                                             -----------------------------------
                                                  Deputy Superintendent of Banks

                CERTIFICATE OF CHANGE IN THE NUMBER OF DIRECTORS
                 OF J. HENRY SCHRODER TRUST COMPANY PURSUANT TO
                     SECTION 35 OF THE STOCK CORPORATION LAW

      The undersigned President and Secretary of J. Henry Schroder Trust Company hereby certify to the following:

      1. That the name of the corporation is J. Henry Schroder Trust Company and that this is the name under which said corporation was originally incorporated;

      2. That the date of filing of the certificate of incorporation in the office of the Superintendent of Banks is April 2, 1929, and in the office of the Clerk of the County of New York is April 4, 1929.

      3. That the number of Directors of the Corporation previously authorized is not less than seven nor more than thirty and that the number of Directors of the Corporation shall hereafter be not less than five nor more than fifteen.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and the official seal of J. Henry Schroder Trust Company this 15th day of January, 1936.


   /s/ Thomas A. Shields                      /s/  Gerald F. Beal
-----------------------------                -----------------------------
         Secretary.                                   President.

STATE OF NEW YORK  )
                    SS.:
COUNTY OF NEW YORK )

      Before me this 15th day of January, 1936, personally appeared Gerald F. Beal and Thomas A. Shields, to me known and known to me to be the persons described in and who executed the foregoing certificate, and they severally duly acknowledged to me that they executed the same.


                              /s/ Hazel W. Nunlist
                       -----------------------------------
                                HAZEL W. NUNLIST
                        Notary Public, Kings Co. No. 107
                  Cert. filed in N.Y. Co, No. 75, Reg. No. 7944
                      Commission expires March 30th, 1937.

STATE OF NEW YORK             )
                              ) SS.:
COUNTY OF NEW YORK            )

            On this 15th day of January, 1936, before me personally came GERALD
F. BEAL and THOMAS A. SHIELDS, to me known, who, being by me duly and severally sworn, each for himself, deposes and says:

            That he, said GERALD F. BEAL, is President and that he, said THOMAS
A. SHIELDS, is Secretary of J. Henry Schroder Trust Company, and they have been authorized to execute and file the foregoing certificate by the vote, cast in person or by proxy, of the holders of record of all of the outstanding shares of stock of the corporation entitled to vote thereon, and that such votes were cast at a Stockholders' Meeting held upon notice to every stockholder of record entitled to vote thereon, as prescribed in Section 45 of the Stock Corporation Law, and that such meeting was held on the 15th day of January, 1936.


                               /s/ Gerald F. Beal
                         ------------------------------
                                   President.


                              /s/ Thomas A. Shields
                         ------------------------------
                                   Secretary.


            Sworn to before me this
           15th day of January, 1936.


              /s/ Hazel W. Nunlist
       -----------------------------------
                HAZEL W. NUNLIST
        Notary Public, Kings Co. No. 107
 Cert. filed in N.Y. Co, No. 75, Reg. No. 7944
      Commission expires March 30th, 1937.

                             J. HENRY SCHRODER TRUST
                                     COMPANY

                          ****************************

                            Certificate of reduction
                             of number of directors.


                    Filed in the office of the Superintendent of Banks, State of New York, this
                    20th day of January, 1936

                    /s/ Peter Shiffer
                    -----------------------------------------
                    Asst. Deputy Superintendent

                               State of New York,
                               Banking Department

            I, CHARLES H. SCHOCH, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE of an increase of capital stock of J. HENRY SCHRODER TRUST COMPANY located in the Borough of Manhattan, City of New York, from Seven Hundred Thousand (700,000) Dollars, consisting of Seven Thousand (7,000) Shares of the par value of One Hundred (100) Dollars each, to One Million Dollars (1,000,000) to consist of Ten Thousand (10,000) Shares of the par value of One Hundred (100) Dollars each, as set forth in the foregoing certificate.

Witness, my hand and official seal at the City of Albany this Second day of April in the Year of our Lord one thousand nine hundred and thirty-four.


                                                    /s/ Charles H. Schoch
                                           -------------------------------------
                                                  Deputy Superintendent of Banks

                                 CERTIFICATE OF

                     INCREASE OF AMOUNT OF CAPITAL STOCK OF

                         J. HENRY SCHRODER TRUST COMPANY

Pursuant to Section Thirty-Six of the Stock Corporation Law

            We, the undersigned, Prentiss N. Gray, President, and Thomas A. Shields, Secretary, of J. Henry Schroder Trust Company, do hereby certify:

      1. The name of the corporation is J. HENRY SCHRODER TRUST COMPANY, and this is the name under which the said corporation was originally incorporated.

      2. The date of filing of the Certificate of Incorporation in the Office of the Superintendent of Banks is April 2, 1929, and in the Office of the Clerk of the County of New York is April 4, 1929.

      3. The total amount of the previously authorized capital stock is Seven hundred thousand dollars ($700,000).

      4. The total number of shares which it is already authorized to issue is Seven thousand (7,000), all of which are of the par value of One hundred dollars ($100) each.

      5. The number of shares issued and outstanding is Seven thousand (7,000).

      6. The amount of capital stock which the Company is hereafter to have is One million dollars ($1,000,000).

      7. The total number of shares, including those previously authorized, which the Company may henceforth have is Ten thousand (10,000) shares, all of which are to be of the par value of One hundred dollars ($100) each.

            IN WITNESS WHEREOF, we have subscribed and acknowledged this certificate in duplicate this 2nd day of April, 1934.


                                                      /s/ Prentiss N. Gray
                                                 -------------------------------
                                                            President


                                                      /s/ Thomas A. Shields
                                                 -------------------------------
                                                            Secretary

STATE OF NEW YORK             )
                              : SS.:
COUNTY OF NEW YORK            )

            On this 2nd day of April, 1934, before me personally came PRENTISS
N. GRAY and THOMAS A. SHIELDS, to me known, who, being by me duly and severally sworn, each for himself, deposes and says: That he, the said Prentiss N. Gray is President, and that he, the said Thomas A. Shields, is Secretary of J. Henry Schroder Trust Company, and that they have been authorized to execute and file the foregoing certificate by the vote, cast in person or by proxy, of the holders of record of a majority of the outstanding shares of the corporation entitled to vote thereon, and that such votes were cast at a Stockholders meeting held upon notice to every Stockholder of record entitled to vote thereon, as prescribed in section 45 of the Stock Corporation Law, and that such meeting was held on the 2nd day of April, l934.


                                                      /s/ Prentiss N. Gray
                                                 -------------------------------
                                                            President


                                                      /s/ Thomas A. Shields
                                                 -------------------------------
                                                            Secretary

Subscribed & sworn to
before me this 2nd day
of April, 1934

          /s/ Hazel W. Nunlist
---------------------------------------------
              HAZEL W. NUNLIST
      Notary Public, Kings Co. No. 107
Cert. filed in N.Y. Co, No. 75, Reg. No. 7944
    Commission expires March 30th, 1935.

                                 CERTIFICATE OF

                     INCREASE OF AMOUNT OF CAPITAL STOCK OF

                         J. HENRY SCHRODER TRUST COMPANY

                        Pursuant to Section Thirty-Six of

                           the Stock Corporation Law.


                       Filed in the office of the
                       Superintendent of Banks of the
                       State of New York, this 2nd day of
                       April, 1934.

                       /s/ George A. Coleman
                       -----------------------------------
                       Deputy Superintendent of Banks

                               State of New York,

                               Banking Department

      I, CHARLES H. SCHOCH, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE of an increase of capital stock of J. HENRY SCHRODER TRUST COMPANY located in the Borough of Manhattan, City of New York, from Seven Hundred Thousand (700,000) Dollars, consisting of Seven Thousand (7,000) Shares of the par value of One Hundred (100) Dollars each, to One Million Dollars (1,000,000) to consist of Ten Thousand(10,000) Shares of the par value of One Hundred (100) Dollars each, as set forth in the foregoing certificate.

Witness, my hand and official seal at the City of Albany, this Second day of April in the Year of our Lord one thousand nine hundred and thirty-four.

                                         /s/ Charles H. Schoch
                                        ----------------------------------------
                                                 Deputy Superintendent of Banks.

                                 CERTIFICATE OF
                     INCREASE OF AMOUNT OF CAPITAL STOCK OF
                        J. HENRY SCHRODER TRUST COMPANY

           Pursuant to Section Thirty-Six of the Stock Corporation Law

            We, the undersigned, Prentiss N, Gray, President, and Thomas A. Shields, Secretary, of J. Henry Schroder Trust Company, do hereby certify:

      1. The name of the corporation is J. HENRY SCHRODER TRUST COMPANY, and this is the name under which the said Corporation was originally incorporated.

      2. The date of filing of the Certificate of Incorporation in the Office of the Superintendent of Banks is April 2, 1929, and in the Office of the Clerk of the County of New York is April 4, 1929.

      3. The total amount of the previously authorized capital stock is Seven hundred thousand dollars ($700,000).

      4. The total number of shares which it is already authorized to issue is Seven thousand (7,000), all of which are of the par value of One hundred dollars ($100) each.

      5. The number of shares issued and outstanding is Seven thousand (7,000).

      6. The amount of capital stock which the Company is hereafter to have is One million dollars ($1,000,000).

      7. The total number of shares, including those previously authorized, which the Company may henceforth have is Ten thousand (10,000) shares, all of which are to be of the par value or One hundred dollars ($100) each.

            IN WITNESS WHEREOF, we have subscribed and acknowledged this certificate in duplicate this 2nd day of April, 1934.


                                                /s/ Prentiss N. Gray
                                        ----------------------------------------
                                                       President


                                                /s/ Thomas A. Shields
                                        ----------------------------------------
                                                       Secretary

STATE OF NEW YORK   )
                    :  ss.:
COUNTY OF NEW YORK  )

      On this 2nd day of April, 1934, before me personally came PRENTISS N. GRAY and THOMAS A. SHIELDS, to me known, who, being by me duly and severally sworn, each for himself, deposes and says: That he, the said Prentiss N. Gray is President, and that he, the said Thomas A. Shields, is Secretary of J. Henry Schroder Trust Company, and that they have been authorized to execute and file the foregoing certificate by the vote, cast in person or by proxy, of the holders of record of a majority of the outstanding shares of the corporation entitled to vote thereon, and that such votes were cast at a Stockholders meeting held upon notice to every Stockholder of record entitled to vote thereon, as prescribed in section 45 of the Stock Corporation Law, and that such meeting was held on the 2nd day of April, 1934.


                                                /s/ Prentiss N. Gray
                                        ----------------------------------------
                                                       President


                                                /s/ Thomas A. Shields
                                        ----------------------------------------
                                                       Secretary

Subscribed & sworn to
before me this 2nd day
of April, 1934.

             /s/ Hazel W. Nunlist

               HAZEL W. NUNLIST
       Notary Public, Kings Co. No. 144
Cert. Filed in N.Y. Co. No. 123, Reg. No. BN78
      Commission expires March 30th, 1935

                                 CERTIFICATE OF
                       INCREASE OF AMOUNT OF CAPITAL STOCK
                                       OF
                         J. HENRY SCHRODER TRUST COMPANY

                        Pursuant to Section Thirty-Six of
                           the Stock Corporation Law.

Filed in the office of the
Superintendent of Banks of the
State of New York, this 2nd day of
April, 1934.


/s/ George A. Coleman
-------------------------------
Deputy Superintendent of Banks

                               State of New York,

                               Banking Department

***********************************
In the matter of proposed change in
number of directors
          of
J. HENRY SCHRODER TRUST COMPANY
***********************************

      I, GEORGE A. COLEMAN, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE of a change in number of directors of the J. HENRY SCHRODER TRUST COMPANY, New York, N.Y., from eleven (11), the present number, to a number not less than seven nor more than thirty, in accordance with the provisions of Section 35 of the Stock Corporation Law.

Witness, my hand and official seal at the City of Albany, this twenty-fourth day of January, in the Year of our Lord one thousand nine hundred and thirty-one.


                                                /s/ George A. Coleman
                                        ----------------------------------------
                                                  Deputy Superintendent of Banks

                CERTIFICATE OF CHANGE IN THE NUMBER OF DIRECTORS
                 OF J. HENRY SCHRODER TRUST COMPANY PURSUANT TO
                     SECTION 35 OF THE STOCK CORPORATION LAW

      The undersigned President end Secretary of J. Henry Schroder Trust Company hereby certify to the following:

      1. That the name of the corporation is J. Henry Schroder Trust Company and that this is the name under which said corporation was originally incorporated;

      2. That the date of filing of the certificate of incorporation in the office of the Superintendent of Banks is April 2, 1929, and in the office of the Clerk of the County of New York is April 4, 1929.

      3. That the number of directors of the corporation previously authorized by the By-Laws of the corporation in accordance with the certificate of incorporation is eleven, and that the number of directors of the corporation shall hereafter be no less than seven nor more than thirty.

      IN WITNESS WHEREOF, the undersigned have hereunto set their hands and the official seal of J. Henry Schroder Trust Company this 21st day of January, 1931.


        /s/ Prentiss N. Gray                      /s/ Thomas A. Shields
--------------------------------------   ---------------------------------------
               President                               Secretary

STATE OF NEW YORK,  )
                    )  ss.:
COUNTY OF NEW YORK  )

      Before me, this 21st day of January, 1931, personally appeared Prentiss N. Gray and Thomas A. Shields, to me known and known to me to be the persons described in and who executed the foregoing Certificate, and they severally duly acknowledged to me that they executed the same.


                                            /s/ Hazel W. Nunlist
                               -----------------------------------------------
                                      Notary Public, Kings Co. No. 150
                               Cert. Filed in N.Y. Co. No. 103. Reg. No. 1A70
                                     Commission expires March 30th, 1931

STATE OF NEW YORK   )
                    )  SS:
COUNTY 0F NEW YORK  )

      On this 21st day of January, 1931, before me personally came PRENTISS N. GRAY and THOMAS A. SHIELDS, to me known, who, being by me duly and severally sworn, each for himself, deposes and says:

      That he, said PRENTISS N. GRAY, is President and that he, said THOMAS A. SHIELDS, is Secretary of J. Henry Schroder Trust Company, and they have been authorized to execute and file the foregoing certificate by the vote, cast in person or by proxy, of the holders of record of a majority of the outstanding shares of the corporation entitled to vote thereon, and that such votes were cast at a Stockholders Meeting held upon notice to every stockholder of record entitled to vote thereon, as prescribed in Section 45 of the Stock Corporation Law, and that such meeting was held on the 21st day of January, 1931.


                                                /s/ Prentiss N. Gray
                                        ----------------------------------------
                                                       President


                                                /s/ Thomas A. Shields
                                        ----------------------------------------
                                                       Secretary

Sworn to before me this
  21st day of January, 1931.


              /s/ Hazel W. Nunlist
------------------------------------------------
        Notary Public, Kings Co. No. 150
 Cert. Filed in N.Y. Co. No. 103. Reg. No. 1A70
       Commission expires March 30th, 1931

Certificate of change in
number of directors
          of
J. Henry Schroder Trust
Company

         3727

Filed in the office of the Superintendent
   of Banks, State of New York, This
      24th day of January 1931
        /s/ George A. Coleman
            ------------------------------
            Deputy Superintendent of Banks

      Exhibit 1 to Incorporators' and Subscribers' Minutes, Oct. 18, 1923.

                      J. HENRY SCHRODER BANKING CORPORATION

                            Organization Certificate

      WE, the undersigned, all being persons of full age, at least two-thirds of whom are citizens of the United States and at least one of whom is a resident of the State of New York, desiring to form a moneyed corporation pursuant to the provisions of Article VII of the Banking Law of the State of New York, for the purpose of engaging in international and foreign banking and banking in dependencies and insular possessions of the United states, either directly or through the agency, ownership or control of local institutions in foreign countries and in such dependencies and insular possession, and to purchase or otherwise acquire, hold, sell, offer for sale and negotiate shares of stock and other choses in action and to possess and exercise such other powers as now are or may hereafter be conferred upon investment companies, except as hereinafter otherwise provided, hereby subscribe, acknowledge and submit to the Superintendent of Banks, this organization certificate in duplicate: -

      1. The name by which the proposed company is to be known is J. HENRY SCHRODER BANKING CORPORATION.

      2. The places where its business is to be transacted are the Borough of Manhattan, in the City, County and State of New York and such other places in and outside the State of New York as may from time to time be lawfully designated.

      3. The proposed company is not being organized for the purpose of exercising the powers set forth in sub-divisions four and five of Section Two hundred ninety-three of Chapter Two
                                      ii.

of the Consolidated Laws, being the Banking Law, of the State of New York.

      4. The amount of its capital stock is to be two million dollars ($2,000,000) and, the number of shares into which such capital stock shall be divided is twenty thousand (20,000) shares of the par value of one hundred dollars ($100) each. The stock of the corporation shall be issued upon the terms and conditions following:-

      (a) The holders of record of the stock of the corporation shall be entitled to share pro rata in all dividends declared by the board of directors in proportion to the amounts actually paid to the corporation in respect of such stock, whether as capital or paid in surplus, prior to the date of the declaration of any such dividend.

      (b) In the event of any liquidation, dissolution or winding up of the corporation the holders of the stock shall be entitled to share pro rata in all the assets of the corporation in proportion to the amounts actually paid to the corporation in respect of such stock, whether as capital or paid in surplus, prior to the date of the distribution of such assets.

      (c) No holder of stock of the corporation shall have any pre-emptive right of subscription to any shares of stock of the corporation, or to any obligations convertible into any stock, nor any right of subscription to any thereof, other than such, if any, as the board of directors in its discretion may determine.

      5. The full name, residence and post-office address of each of the incorporators and the number of shares subscribed for by each are as follows:-



  Full name                     Residence and Post-                    No. of
  ---------                       office Address                       Shares
                                ------------------                     ------

Prentiss N. Gray                Larchmont, N.Y.                          4

William B. Walsh                26 Rutland Road,
                                Brooklyn, N.Y.                           1

Edwin P. Shattuck               26 East 78th Street,
                                New York, N.Y.                           1

Garrard Glenn                   57 East 92nd Street,
                                New York, N.Y.                           1

Carl R. Ganter                  70 West 55th Street,
                                New York, N.Y.                           1

Leslie H. Buckler               5 East 84th Street,
                                New York, N.Y.                           1

Frank W. Demuth                 1411 University Avenue,
                                New York, N.Y.                           1

      6. The term of its existence shall be perpetual.

      7. The number of its directors shall be seven and the names and addresses of the incorporators who shall be its directors until the first annual meeting of stockholders are as follows:-

      Name                          Address
      ----                          -------

Prentiss N. Gray                Larchmont, N.Y.

William B. Walsh                26 Rutland Road, Brooklyn, N.Y.

Edwin P. Shattuck               26 East 78th Street, New York, N.Y.

Garrard Glenn                   57 East 92nd Street, New York, N.Y.

Carl R. Ganter                  70 West 55th Street, New York, N.Y.

Leslie H. Buckler               5 East 84th Street, New York, N.Y.

Frank W. Demuth                 1411 University Avenue, New York, N.Y.

      8. The following are provisions for the regulation of the business and the conduct of the affairs of the corporation, and limitations upon its powers and upon the powers of its directors and stockholders, not exempting them from the performance of any obligation or the performance of any duty imposed by law:-

      (a) Each subscriber for stock issued at a price in excess of its par value shall remain liable to the corporation upon his subscription until it shall be fully paid unless and until the corporation shall in writing consent to the transfer of such stock to another person or other persons who shall assume the payment of the amounts unpaid in respect thereof.

      (b) Any part of the stock (except the stock originally issued) may be issued as partly paid stock, subject to calls thereon until the whole thereof shall have been paid in. The corporation may declare and may pay dividends upon the basis of the amount actually paid upon the respective shares of stock (whether greater or less than the par value thereof) instead of upon the par value thereof.

      (c) No contract or other transaction between the corporation and any other corporation shall be affected or invalidated by the fact that any one or more of the directors of this corporation is or are interested in, or is a director or officer, or are directors or officers, of such other corporation, and any director or directors, individually or jointly, may be a party or parties to, or may be interested in, any contract or transaction of this corporation or in which this corporation is interested, and no contrast, act or transaction of this corporation with any person or persons shall be affected or invalidated by the fact that any director or directors of this corporation is a party, or are parties, to or interested in such contract, act or transaction, or in any way connected with such person or persons; and each and every person who may become a director of this corporation is hereby relieved from any liability that might otherwise exist from contracting with the corporation for the benefit of himself or any firm, association or corporation in which he may be in anywise interested, provided he shall disclose the nature of his interest and shall not vote as a director in favor of any such transaction.

      IN WITNESS WHEREOF we have subscribed and acknowledged this organization certificate in duplicate the 21st day of September, 1923.

                                                      Prentiss N. Gray  (Seal)
                                                      William B. Walsh  (Seal)
                                                      Edwin P. Shattuck (Seal)
                                                      Garrard Glenn     (Seal)
                                                      Carl R. Ganter    (Seal)
                                                      Leslie H. Buckler (Seal)
                                                      Frank W. Demuth   (Seal)

STATE 0F NEW YORK  )
                   ) ss.:
County of New York )

      On this 21st day of September, 1923, before me personally came and appeared PRENTISS N. GRAY, WILLIAM B. WALSH, EDWIN P.

SHATTUCK, GARRARD GLENN, CARL R. GANTER, LESLIE H. BUCKLER and FRANK W. DEMUTH, to me known and known to me to be the persons described in and who executed the foregoing certificate, and they severally duly acknowledged to me that they executed the same for the uses and purposes therein set forth.

                                                     Vella McLaughlin

                                             Notary Public, Kings Co. No. 127
                                             Ctf. Filed in New York Co. No. 75
                                             Commission expires Mar. 30, 1925.
(Seal)


No................

State of New York,  )
                    : ss.:
County of New York, )

      I, James A. Donogan, Clerk of the said County and Clerk of the Supreme Court of said State for said County, DO CERTIFY, That I have compared the preceding with the original certificate of Incorporation of

--------------------------------------------------------------------------------
                           J. Henry Schroder Banking
--------------------------------------------------------------------------------
                                  Corporation
--------------------------------------------------------------------------------

on file in my office, and that the same is a correct Transcript therefrom, and of the whole of such original.

Indorsed Filed. Recorded Oct. 2 1923  2 59 p.m.

      IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal, this 25 day of Oct. 1923

/s/ James A. Donogan Clerk.